                                 EXHIBIT 23.2

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 24, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-22625) and the related Prospectus of RF Micro Devices, Inc. for the registration of 2,537,000 shares of its common stock.


                                         /s/ ERNST & YOUNG LLP
                                             ERNST & YOUNG LLP




Raleigh, North Carolina
April 7, 1997